EXHIBIT 10.4


                            SHARE PURCHASE AGREEMENT


THIS AGREEMENT  made effective as of the 5th day of October, 2000

AMONG:

          BRAD RUDOVER ("Brad") of 836 Pemberton Road, Grosse
          Pointe Park,  Michigan 48230

          - and -

          BRENT SNEJDAR ("Brent") of 16 - 8100 Alpine Way, Whistler, British Columbia V0N 1B8

          (together, the "Vendors")

AND:

          SECOND STAGE VENTURES, INC., ("Second Stage") a corporation incorporated under the laws of the State of Nevada and having an office at P.O. Box 280, 92 Welk Lane, Windward Road, Providenciales, Turks & Caicos Islands, B.W.I.

AND:

          EASYTRIVIA.COM, INC., ("EasyTrivia") a corporation incorporated under the laws of the State of Washington and having an office at Suite 400
          - 107 114 West Magnolia Street, Bellingham, Washington 98225

WHEREAS:

A. The authorized share capital of EasyTrivia consists of 2,000 common shares of which 200 common shares (the "EasyTrivia Shares") are issued and outstanding.

B. The Vendors are the registered and beneficial owners of the EasyTrivia Shares as follows:

         Brad Rudover                              100 common shares
         Brent Snejdar                             100 common shares

C. The Vendors have agreed to sell the EasyTrivia Shares to Second Stage and Second Stage has agreed to purchase the EasyTrivia Shares from the Vendors on the terms and conditions set forth in this Agreement.

     NOW THEREFORE in consideration of the mutual covenants and agreements hereinafter set forth, and in consideration of the sum of US$2 paid by each party to each of the



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other  parties (the receipt and  sufficiency  of which  consideration  is hereby acknowledged  by all parties) the parties  hereto agree as follows:

1.   PURCHASE AND SALE OF SHARES

1.1 Subject to the terms and conditions of this Agreement, the Vendors each agree to sell their EasyTrivia Shares to Second Stage and Second Stage agrees with each of the Vendors to purchase their EasyTrivia Shares for the aggregate sum of US$200 (the "Purchase Price").

1.2  The Purchase Price will be paid by Second Stage to the Vendors as follows:

         Brad Rudover                              as to US$100
         Brent Snejdar                             as to US$100

2.   FINANCING AGREEMENT

2.1 Second Stage will provide EasyTrivia with certain financing in order to allow EasyTrivia to develop its online trivia game show business and the parties to this Agreement will enter into a Financing Agreement in the form attached as Schedule "A" to this Agreement.

3.   CONSULTING AGREEMENTS

3.1 EasyTrivia and Brad will enter into a Consulting Agreement in the form attached as Schedule "B" to this Agreement. 3.2 EasyTrivia and Brent will enter into a Consulting Agreement in the form attached as Schedule "C" to this Agreement.

4.   DIRECTOR OF EASYTRIVIA

4.1  Second  Stage will  ensure  that Brad is  elected  as a director  of Second
Stage.

5.   REPRESENTATIONS AND WARRANTIES

5.1 In order to induce Second Stage to enter into this Agreement and complete its transactions contemplated hereunder, the Vendors jointly and severally represent and warrant to Second Stage as of the date of this Agreement that:

     (a) EasyTrivia is a corporation duly incorporated under the laws of the State of Washington, is not a reporting corporation, is validly existing and is in good standing with respect to the corporate filings required by the laws of the State of Washington;

     (b) The Vendors own and have good and marketable title to the EasyTrivia Shares as the legal and beneficial owners thereof, free of all liens,
          claims,  charges,  options  and  encumbrances   whatsoever;

     (c) The EasyTrivia Shares have been duly and validly issued and are outstanding as fully paid and non-assessable shares in the capital of EasyTrivia;



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

     (d) The Vendors have due and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the legal and beneficial title and ownership of the EasyTrivia Shares to Second Stage;

     (e)  The Vendors are not  "non-residents"  of Canada  within the meaning of
          Section 116 of the Income Tax Act (Canada);

     (f) EasyTrivia has never had any business operations, has never prepared a financial statement and has never been required by law to file a tax return or report;

     (g) The Contract of Services dated July 24, 2000 is the only material contract or agreement of EasyTrivia;

     (h)  To  the  best  of  their  knowledge,  there  are  no  actions,  suits, judgments, investigations or proceedings of any kind whatsoever outstanding, pending or threatened against or affecting the Vendors or either of them or EasyTrivia at law or in equity or before or by any Federal, Provincial, State, Municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever and there is no basis therefor; and

     (i) The execution and delivery by the Vendors and EasyTrivia of this Agreement or the performance by the Vendors and EasyTrivia of any term of this Agreement will not violate, contravene or breach or cause default under any laws or other agreement to or by which the Vendors or EasyTrivia is a party, bound or subject.

5.2 Second Stage represents and warrants to the Vendors as of the date of this Agreement that:

     (a) Second Stage is a corporation duly incorporated under the laws of the State of Nevada, is not a reporting corporation, is validly existing and is in good standing with respect to the corporate filings required by the laws of the State of Nevada;

     (b) Second Stage has due and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth; and

     (c) The execution and delivery by Second Stage of this Agreement or the performance by Second Stage of any term of this Agreement will not violate, contravene or breach or cause default under any laws or other agreement to or by which Second Stage is a party, bound or subject.

5.3 The representations and warranties of the parties contained in this Agreement will survive the execution of this Agreement by the parties and will continue in full force and effect for a period of one year following the execution of this Agreement by the parties.

6.   GENERAL

6.1 This Agreement will enure to the benefit of and be binding upon the parties and their respective successors and assigns.



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

6.2 The parties to this Agreement covenant to execute and deliver such further and other documents, conveyances, agreements and transfers as may be necessary to give effect to this Agreement.

6.3 Time shall be of the essence of this Agreement and of the transactions contemplated by this Agreement.

6.4 No change or modification of this Agreement will be valid unless it is in writing and signed by the parties to this Agreement.

6.5 This Agreement and any documents and agreements to be delivered pursuant to this Agreement supersede all previous invitations, proposals, letters, correspondence, negotiations, promises, agreements, covenants, conditions, representations and warranties with respect to the subject matter of this Agreement. There is no representation, warranty, collateral term or condition or collateral agreement affecting this Agreement, other than as expressed in writing in this Agreement.

6.6 It is intended that all of the provisions of this Agreement will be fully binding and effective between the parties. If any particular provision or provisions or a part of one or more is held to be invalid, illegal, void, voidable or unenforceable for any reason whatsoever, then the particular provision or provisions or part of the provision will be deemed severed from the remainder of this Agreement. The remainder of this Agreement will not be affected by the severance and will remain in full force and effect.

6.7 Each party confirms and agrees that Campney & Murphy is acting solely for Second Stage in connection with the negotiation and preparation of this Agreement. The Vendors and EasyTrivia confirm and agree that they have each been duly advised (and fully and fairly informed with respect to such matters) to obtain all necessary and independent legal and other applicable professional advice and counsel prior to entering into this Agreement. The Vendors and EasyTrivia have either obtained all such advice and counsel or have determined to their own satisfaction, having been fully and fairly informed therein, not to seek such advice and counsel.

6.8 This Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All of these counterparts will for all purposes constitute one agreement, binding on the parties, notwithstanding that all parties are not signatories to the same counterpart. A fax transcribed copy or photocopy of this Agreement executed by a party in counterpart or otherwise will constitute a properly executed, delivered and binding agreement or counterpart of the executing party.

6.9 This Agreement will be governed by and construed in accordance with the laws of British Columbia and the laws of Canada applicable in such Province.

6.10 All notices and other communications given in connection with this Agreement shall be in writing and shall, except in the event of a mail strike, during which time all notices may be personally delivered, be sufficiently given if delivered in person or sent by registered mail, postage prepaid, to the parties at the addresses set forth on page 1 hereof. Any such notices or other communications sent by registered mail addressed as aforesaid shall be deemed to be



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

received by the addressee thereof on the fifth business day after the mailing thereof. Any such notices personally delivered shall be deemed delivered on the day of delivery. Any party hereto may change its address for service by notice in writing to the other parties hereto.

IN WITNESS WHEREOF the parties have duly executed this Agreement to be effective as of the date first written above.


SIGNED, SEALED & DELIVERED by         )
BRAD RUDOVER in the presence of:      )
                                      )
                                      )
--------------------------------------)  --------------------------------------
Signature of Witness                  )   BRAD RUDOVER
                                      )
Name: --------------------------------)
                                      )
Address: -----------------------------)
                                      )
--------------------------------------)
                                      )
Occupation: --------------------------)


SIGNED, SEALED & DELIVERED by         )
BRENT SNEJDAR in the presence of:     )
                                      )
                                      )
                                      )
--------------------------------------)  --------------------------------------
Signature of Witness                  )   BRENT SNEJDAR
                                      )
Name: --------------------------------)
                                      )
Address: -----------------------------)
                                      )
--------------------------------------)
                                      )
Occupation: --------------------------)


SECOND STAGE VENTURES, INC.,
by its authorized signatory:


--------------------------------------
Authorized Signatory

EASYTRIVIA.COM, INC.,
by its authorized signatory:


--------------------------------------
Authorized Signatory



















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